UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2006


                          First Consulting Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-23651                95-3539020
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
       Of incorporation)              File Number)         Identification No.)

       111 W. Ocean Blvd. 4th Floor,
                Long Beach, CA                                       90802
  (Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (562) 624-5200


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Relating to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


         As previously disclosed in the Form 12b-25 Notification of Late Filing filed by First Consulting Group, Inc. ("FCG") on March 16, 2006, and on Form 8-K Current Report filed by FCG on March 31, 2006, FCG delayed the filing of its Form 10-K for the fiscal year ended December 30, 2005 due to an the on-going review by management and audit by Grant Thornton LLP, the Company's external auditors, of the accounting treatment of FCG's income tax provision and its internal controls related to the calculation of such tax provision (the "Tax Provision Issue").


         The audit committee of the board of directors of FCG, after consultation with management, and following analysis of the Tax Provision Issue, determined on March 29, 2006 to restate its annual financial statements for the fiscal years ended December 26, 2003 and December 31, 2004. The errors leading to the restatement were caused by the creation of an excess tax contingency reserve which occurred over a period of years due to an imprecise calculation methodology. The accounting for the contingency reserve was performed in the fourth quarter of each year as part of the calculation of the year-end tax provision. Thus the quarterly income for the first three quarters of each year was not affected. The accounting error resulted in a cumulative $1.3 million overstatement of tax expense over the five year period from fiscal year 2000 through fiscal year 2004. The overstatement in tax expense resulted in an excess reserve which was recorded as an accrued liability in each such period. As previously disclosed, there is no impact expected to previously announced or reported pre-tax operating results in any fiscal period.


         The audit committee of the board of directors of FCG has discussed this matter with its independent registered public accounting firm, Grant Thornton LLP.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Consulting Group, Inc.



Date:  March 31, 2006          By:      /s/ Michael A. Zuercher
                                        ---------------------------------------
                                        Michael A. Zuercher
                                        VP, General Counsel and Secretary